UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement[
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)
_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[   ]       Fee paid previously with preliminary materials.
[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

February 28, 2013

Dear Stockholders of Park City Group, Inc.:

    On February 27, 2013, we mailed you a Proxy Card that accompanied our Proxy Statement in connection with our upcoming Annual Meeting of Shareholders to be held on March 29, 2013, that contained a printing error. Proposal No. 2 was replaced with Proposal No. 3, therefore omitting Proposal No. 2 entirely from the Proxy Card. The items to be considered at the Annual Meeting are restated below, and are reflected in the attached revised Proxy Card, which should replace the Proxy Card previously provided.

    1.  the election of eight directors to our Board of Directors, each to serve until the next Annual Meeting of stockholders and until his respective successor is elected and qualified;

    2.  approval of an amendment to and restatement of the Company's 2011 Employee Stock Purchase Plan to increase the number of authorized shares to 200,000 and to make certain other changes; and

    3.  approval of an amendment to and restatement of the Company's 2011 Stock Incentive Plan to increase the number of authorized shares to 550,000 and to make certain other changes;

    4.  to conduct an advisory vote to approve the compensation paid to our named executive officers;

    5.  to conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

    6.  ratifying the appointment of HJ & Associates, LLC as our independent auditors for the fiscal year ending June 30, 2013; and

    7.  such other matters as may properly  come before  the Annual  Meeting  or any adjournment  or postponement of the Annual Meeting.

    These matters are more fully discussed in the Proxy Statement previously mailed to you.

   Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

    Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on March 29, 2013: The Annual Report and Proxy Statement are available online at www.proxyconnect.com/parkcitygroup.

Sincerely, EDWARD L. CLISSOLD Chief Financial Officer, General Counsel

www.parkcitygroup.com

PARK CITY GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARK CITY GROUP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward Clissold, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock of Park City Group, Inc. (the "*Company*") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, at 9:00 a.m., local time, on March 29, 2013, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3, 4 and 6, and "EVERY THREE YEARS" for Proposal No. 5, which have been proposed by our Board of Directors, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(Continued and to be signed on reverse side)

▲ PLEASE DETACH PROXY CARD HERE ▲

1. ELECTION OF DIRECTORS.

VOTE FOR all the nominees listed; except vote withhold from the following nominee(s) (if any):

Nominees:

01 Randall K. Fields	☐ FOR	☐ WITHHELD	05 James R. Gillis	☐ FOR	☐ WITHHELD
02 Robert P. Hermanns	☐ FOR	☐ WITHHELD	06 Richard Juliano	☐ FOR	☐ WITHHELD
03 Robert W. Allen	☐ FOR	☐ WITHHELD	07 Austin F. Noll, Jr.	☐ FOR	☐ WITHHELD
04 William S. Kies, Jr.	☐ FOR	☐ WITHHELD	08 Ronald C. Hodge	☐ FOR	☐ WITHHELD

☒ **Please mark your votes as indicated in this example.**

4. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS ☐ FOR ☐ AGAINST ☐ ABSTAIN

5. AN ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.
☐ EVERY YEAR ☐ EVERY TWO YEARS ☐ EVERY THREE YEARS ☐ ABSTAIN

6. RATIFYING THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS PARK CITY GROUP'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2013
☐ FOR ☐ AGAINST ☐ ABSTAIN

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ☐ **I WILL ATTEND THE ANNUAL MEETING.**

Signature of Stockholder ____________________________

Signature of Stockholder ____________________________
IF HELD JOINTLY

Dated: ____________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.

▲ **PLEASE DETACH PROXY CARD HERE** ▲